SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 12, 2002

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Pacific Avenue, Suite 222, San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(415) 733-4000

Inapplicable

(Former name or former address if changed since last report)

Exhibit Index located on page 3

Item 5. Other Events

         On July 12, 2002, ABM Industries Incorporated completed, through a wholly owned subsidiary, the acquisition of the operations of Lakeside Building Maintenance, Inc. and an affiliated company. A copy of the press release announcing this development is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

The following exhibits are filed herewith:

99.1	Press Release dated July 12, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Dated: July 12, 2002	By:	/s/ George B. Sundby

George B. Sundby Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 12, 2002.

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